UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2022

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTBA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting was held on April 28, 2022. The record date for determination of shareholders entitled to vote at the Annual Meeting was February 18, 2022. There were 16,554,846 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 13,559,786 shares, or approximately 81.9 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The following proposals were voted on at the Annual Meeting:

Proposal 1 - Election of Directors

Thirteen directors were elected to serve for a one year term or until their successors are elected and qualified. The voting results to elect each director were as follows:

	For	Withheld	Broker Non-Votes
Patrick J. Donovan	9,416,019	205,313	3,938,454
Lisa J. Elming	9,528,856	92,476	3,938,454
Steven K. Gaer	8,924,770	696,562	3,938,454
Michael J. Gerdin	9,455,700	165,632	3,938,454
Douglas R. Gulling	9,407,095	214,237	3,938,454
Sean P. McMurray	9,427,521	193,811	3,938,454
George D. Milligan	8,883,078	738,254	3,938,454
David D. Nelson	9,407,769	213,563	3,938,454
James W. Noyce	8,912,240	709,092	3,938,454
Rosemary Parson	9,611,774	9,558	3,938,454
Steven T. Schuler	9,419,292	202,040	3,938,454
Therese M. Vaughan	9,402,472	218,860	3,938,454
Philip Jason Worth	9,407,054	214,278	3,938,454

Proposal 2 - Approval, on a nonbinding basis, of the 2021 executive compensation disclosed in the Company's definitive proxy statement, which was filed with the Securities and Exchange Commission on March 10, 2022 and supplemented by the information reported in Item 5.02 of Form 8-K filed with the Securities and Exchange Commission on March 22, 2022.

The voting results to approve the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of 2021 executive compensation	9,120,088	241,697	259,547	3,938,454

Proposal 3 - Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

The voting results to ratify the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of RSM US LLP	13,383,007	172,718	4,061	—

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

May 2, 2022	By:	/s/ Jane M. Funk
Name: Jane M. Funk
Title: Executive Vice President, Treasurer and Chief Financial Officer